SmartHeat, Inc.

A US Public Company - Stock Symbol: SMHT

Heat & Energy Saving Solutions

Benefiting the Environment

November 2008

www.smartheatinc.com

SmartHeat

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

SmartHeat

A Leader in China's Heat & Energy Saving Industry

- Coal is the predominant source of heat energy in China. China relies on coal burning for heating – broad industrial, commercial and residential demand
- Coal burning causes severe environmental problems across China
- Smartheat's products drastically increase heat energy efficiency through heat recovery and energy saving technology – less coal used, less pollution to the environment and less heating cost to users
- Engages in the manufacture, research, and sale of Plate Heat Exchangers (PHE), compact PHE units and heat meters

A High Growth Company – Strong Financial Profile

- Rapid sales and earnings growth - average gross profit margins over 30%
- **2007 revenues:** $13.3 million, net income of $2.1 million
- **2008 guidance**: revenue of $32 million, net income approximately $6 million
- **2009 guidance**: revenue of approximately $79 million, net income approximately $15 million


2005-2007 [$000s]
15000
10000
5000
0
2005
2006
2007
Revenues
Gross Profit

SmartHeat

Advanced Heat & Energy Saving Products

Two high margin product lines: PHEs & PHE Units

PHEs



- **A leading authorized OEM provider for Sondex in China:** Products are sold under Sondex brand with design & service performed locally
- **Broad industry applications**: over 50% are sold to the utilities, petrochemical and chemical processing industries
- **Rapid market growth:** Market growth of 30% expected through 2010[1]
- **Capacity**: 6,330 PHEs annually with available excess production capabilities

COMPACT PHE UNIT



- **Advanced PHE Systems:** Using sophisticated CAD/CAM and numerical control manufacturing techniques, Smartheat builds custom made PHE systems (units) primarily utilized in China's HVAC market
- **Internally developed R&D:** Strong R&D capabilities led by company founder/CEO
- **A major revenue driver**: 79% of total revenues in 2007, gross margins 34%
- **Capacity:** 700 units annually with available excess production capabilities

1- China Heating Association

SmartHeat

Broad Product Applications



Energy saving benefits:

- Improve energy efficiency by 20 to 36%[1]
- Greater control of heat distribution and temperatures in both industrial and residential applications
- Cool equipment and reduce turbine or machine pressure



Industry applications:

- Chemicals & Petrochemicals
- Food & Beverage processing
- Energy & Utilities
- Steel
- HVAC
- Pulp & Paper
- Textiles
- Pharmaceutical

1- While both SmartHeat and International brands can increase energy efficiency by 20 to 36% for PHEs and PHE Units, respectively, other brands and styles may result in lower savings.

A Rapidly Growing Industry

Global – a $12 billion industry

- Worldwide markets - $12 billion (2006), of which PHE Units account for approximately $2.3 billion[1]
- Global manufacturers include Alfa Laval, Sondex, Tranter SWEP, Danfoss, Hisaka Works and GEA

China – the world's fastest growing market

- 2007 market for PHEs approximately $2.4 billion with annual growth of 30% expected through 2010[2]
- 2007 market for PHE Units approximately $139 million. Market is expected to grow at a rate of 70% annually between 2008 and 2010[2]
- PHE market dominated by western producers [>50%] while compact PHE units market is highly fragmented among many foreign and domestic firms[3]

1 - ALFA LAVAL, 2006 Annual Report 2 - China Heating Association 3 - Management estimate

Favorable Market Environment

National	Economic & Societal	
Government Policy	Macro Factors	Micro Factors

Government Policy

China sets new pollution reduction standards[1] (March 2006):

- 20% ↓ gdp/person energy consumption by 2010
- 10% ↓ industry expulsion of pollutant particles by 2010
- Power plants utilizing PHEs with higher energy efficiency supported

Macro Factors

New Construction: between now and 2015 half of the world's new building construction will take place in China[2]

Continued economic growth in China despite global economic slowdown: govt. investment in infrastructure projects including district heating systems, ports, transportation, etc will be the key to sustained economic growth and continuing demand for Smartheat PHEs and PHE Units

Micro Factors

Increasing demand in industries requiring PHEs:

- **Energy Saving Technologies -** demand expected to remain strong in China and overseas
- **Nuclear Power -** 3-5 nuclear power plants built annually in China over the next decade stimulating the demand for industrial PHEs.
- **Power Plants** – approx 1 new power station is built every 10 days in China[3]

1 - PRC 11th 5-Year Plan; 2 - World Bank, July, 2007; 3 - RFF Policy Briefing, Oct 19-20, 2006, "Consumer, Competitor, or Collaborator?"

Extensive Sales Channels

- **Growing and broad distribution of customer base in almost all industries**: less impacted by economic cycles
- **Wholesale and company direct sales channels:** 40% of sales to Distributors; 60%[1] sales direct to customers
- **Excellent after sale services:** 12-18 month service warranties
- **70% of sales made between June and December**


PHE Sales by Industry 2007
Power plants 20%
Petrochemical 23%
Chemical Fibers 13%
Metallurgy 15%
HVAC 16%
Shipping 6%
Food 5%
Others 2%
Power plants
Petrochemical
Chemical Fibers
Metallurgy
HVAC
Shipping
Food
Others

1 - Based on average of 2005-2007 sales

Extensive Client Network

Over 250 clients - broad distribution of customer segmentation





Sample projects and clients:

- Dalkia Heat & Power[1] (Utility)
- China Petroleum (Energy)
- Sinopec (Energy)
- China World Trade Center (Office Tower)
- Motorola (Electronics)
- Bridgestone Tires (Auto Parts)
- Dayilong (Coca-Cola Bottling)

1 - Dalkia is the leading provider of energy services in Europe and active in multiple JV energy projects in China

Real Time Product Design Systems




LIQUID
SI - UNITS
Heat Exchange
1000
Water
Product library
Water
Flow
HOT
COLD
130.00
Inlet Temp
85.00
Outlet Temp
Outlet Temp
Inlet Temp.
65.00
60.00
50.00
Max Press Drop
50.00
Design
Rating
Mechanical Design
STD
ALL
1.60
115.00
None
AISI 304
AISI 316
Titanium
First Item
Prev Item
Next Item
Last Item
New Item
Copy Item
Special
Solution
UNITS
SI Units
US Units
TEK Units
Data
BATCH
Return

Just-in-Time Design & Production

- Self-designed online Computer Assistance Design (CAD) software integrated with real time Enterprise Resources Planning (ERP) system allows field salesmen to input orders, obtain draft models, access quotes, and confirm delivery dates in minutes
- Enables inventory and production to accurately schedule and reduces lead production time to 5 days for PHEs and 10 days for Units

Competitive Advantages

Opportunities

- **Environmental Protection Policies:**

-Coal accounts for 80% of CO_2 emissions in China today[1]

-Burning 1 ton of coal produces 2.5 tons of CO_2[1]

-PHE technology can help China to reduce coal-related emissions of CO_2

- **Escalating energy prices:**

-Majority of power plants in China are fueled by coal

-prices of coal increased significantly in China and Asia in the recent years[2]

- **Construction & Urbanization:**

-Urban population increased by 275 million between 1990 and 2006[3]

-4 billion square meters of new residential space will be build by 2010 with at least 10% using PHEs[4]

Competitive Advantages

- **Leading Brand:** compact PHE Units in China, recognized as a national standard for the industry.
- **Environmental Benefits:** more efficient utilization of coal
- **Strong business model:** established reputation as authorized SONDEX OEM and designer/ manufacturer of PHE Units
- **Strong R&D:** Leading R&D center in China for heat exchangers and applications
- **Experienced management:** familiar with a range of industries' utilizing PHE technology
- **Extensive sales network:** new and returning customers.
- **Quality at competitive prices:** equivalent to imports at 15% lower prices, product lifespan exceeds other domestic brands

1 - Energy Information Administration 2 – global COAL 3–China National Bureau of Statistics, PRC 4 - China Heating Association

Significant Environmental Benefits - A Case Study-

Estimated cost of heating 100,000 m^2 (1,000 households) for one month with coal priced at $100/ton

Heating Method	Coal Consumption (metric tons)	Heat Produced (Kcal)	CO_2 Emitted (tons)	Costs in Coal, USD (excluding water and other costs)
District Heating System Utilizing SmartHeat's PHEs	550	1680-1870 KCal	1,944	**$55,000**
Small Boiler with traditional shell-and-tube heat exchanger	1,496	1680-1870 KCal	5,293	**$149,000**

The use of SmartHeat PHEs within district heating systems reduces coal consumption and related CO_2 emissions by approximately 2.7 times.

Source: Company Estimates

Note: Real costs may differ significantly depending on a number of variables.

SmartHeat

Growth Strategies - Organic Growth & Strategic Acquisitions

Organic growth:

- new project development
- aggressive expansion of Smartheat PHE market share
- anticipate rapid growth in the heat meter sector due to favorable new government regulations that mandate broad applications of heat meters

Strategic Acquisitions:

- Recent successful acquisition of a Shanghai based leading domestic PHE manufacturer increased annual PHE capacity to approximately 6,333 PHEs and broadened customer base
- additional strategic acquisitions planned for 2009

Recurring incomes – ongoing service & maintenance fees

- installed PHEs and PHE Units age and have to undergo repairs and maintenance

Strong Management Team

Jun Wang	**CEO**	Co-founder in 2002. Former sales manager of Honeywell China; former sales manager of ALFA LAVAL-China. Extensive industry background and experience.
Zhijuan Guo	**CFO**	Strong financial and accounting background. Appointed CFO of SmartHeat in 2002. Prior to that, she served as Operation Director at Shenyang Thermoelectric Co. and Auditing Director at Shenyang Dongyu Group.
Wen Sha	**Sales Director**	Extensive sales experience and industry contacts. Joined SmartHeat as Regional Sales Manager in 2005. Prior to that, he served as the General Manager of Nanjing Hui Dun Ltd and APV in Shanghai, a leading international PHE firm

Strong industry relationships coupled with technical knowledge have and will allow management to expand SmartHeat's markets and profitability

Financial Performance

Audited U.S. GAAP Financials		
($ '000)	**2006**	**2007**
Revenues	$8,205	$13,273
Year on Year Growth		*62%*
Gross Profit	$2,494	$4,606
Gross Profit Margin	*30%*	*35%*
Net Income	$833	$2,088
Year on Year Growth		*151%*
Net Profit Margin	*10%*	*16%*
Source: 8K		

Sales and profit growth drivers:

- Expanding the product line to anticipate market needs
- Shortened lead times
- Implementing systems to increase efficiencies in production
- Full service solution provider for clients PHE needs

Strong Sales and Earnings Forecast


$13,273,151
$31,886,092
$79,618,000
2007
2008 E
2009 E

	2007	2008 E	2009 E
Revenues	$13,273,151*	$31,886,092	$79,618,000
Y on Y Growth	62%	140%	150%
Net Profit	$2,088,000	$6,138,000	$15,134,000
Net Profit Margin	16%	19%	19%

*Audited financials; E - company estimates

SmartHeat

Investment Highlights

- **Advanced energy saving technology with environmentally friendly applications:**

– 20-36% savings in energy costs

– Reduces coal consumption and CO_2 emissions by 63% - less fuel is consumed to produce the same amount of heat therefore decreasing energy costs and pollution

- **One of China's market leaders in PHE heat energy saving solutions**

– Largest market share in PHE Units domestically[1]

- **Rapid sales & earnings growth for 2008 and beyond**

– Average annual revenue growth of 52% in past five years

– Favorable government policy and social trends present historical growth opportunities

– Stable OEM sales provide steady cash flow

- **Strong management team, management entered into 3 year share lock-up agreements**

– Experienced management team consists of industry leaders and innovators

- **Applied for listing on the NASDAQ stock market**

1- China Heating Association